UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York		14620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 271-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, the Board of Directors (the “Board”) of Vaccinex, Inc. (the “Company”) appointed Chrystyna Bedrij Stecyk as a director of the Company to fill a vacancy for a term expiring in 2022. The Board also appointed Ms. Stecyk to its Compensation Committee. There was not, and is not, any arrangement or understanding between Ms. Stecyk and any other person pursuant to which she was elected as a director. Ms. Stecyk will receive compensation for her service as an independent director of the Company under the Vaccinex Director Compensation Program (the “Director Compensation Program”). The components of the Director Compensation Program are set forth in Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 23, 2018. Pursuant to the Director Compensation Program, on May 14, 2020, Ms. Stecyk was granted a stock option representing the right to purchase up to 25,087 shares at an exercise price of $3.95 per share. This stock option will fully vest on May 14, 2021 and expires on the earlier of (i) May 12, 2030 or (ii) five years following Ms. Stecyk’s retirement or cessation of services to the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on May 14, 2020, the Company’s stockholders voted on the matters described below.

Proposal 1.	The Company’s stockholders elected the following nominees as directors, each to serve for a three-year term expiring in 2023.

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Gerald E. Van Strydonck	8,700,380	1,195,431	369,403
Barbara Yanni	8,701,273	1,194,538	369,403

Proposal 2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Votes Abstained
10,254,847	7,968	2,399

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaccinex, Inc.

Date: May 18, 2020	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer